UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NOVABAY PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: October 3, 2022

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2022, NovaBay Pharmaceuticals, Inc. (the “Company”) received a notification (“Deficiency Letter”) from the NYSE American LLC Exchange (the “NYSE American”) stating that the Company is not in compliance with certain NYSE American continued listing standards. Specifically, the Deficiency Letter indicated that the Company is not in compliance with Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”) because the Company’s shares of common stock, par value $0.01 (the “Common Stock”), were determined by the NYSE American staff to have been selling for a low price per share for a substantial period of time. The Deficiency Letter has no immediate effect on the listing or trading of the Common Stock, and the Common Stock will continue to trade on the NYSE American under the symbol “NBY”, although a “below compliance” indicator will appended to the Company’s ticker symbol (with the added designation of “.BC”) during the period the Company is not in compliance with the NYSE American’s continued listing standards.

Pursuant to Section 1003(f)(v) of the Company Guide and as provided in the Deficiency Letter, the Company’s continued listing is predicated on it effecting a reverse stock split of its Common Stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the NYSE American staff determined to be no later than April 3, 2023. The Deficiency Letter further stated that as a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide, which could, among other things, result in the initiation of delisting proceedings, unless the Company cures the deficiency in a timely manner.

As disclosed in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2022 (as amended and supplemented, the “Proxy Statement”) for a special meeting of stockholders, the Company’s Board of Directors (the “Board”) has unanimously approved and recommended that the Company’s stockholders approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to effect a reverse stock split of all Common Stock issued and outstanding or held in treasury at a ratio of not less than 1-for-10 and not more than 1-for-35 (the “Reverse Stock Split”). The Proxy Statement also provides that one of the primary objectives in proposing the Reverse Stock Split for approval by Company stockholders is to increase the market price of the Common Stock so that the Company will be able to satisfy the continued listing requirements of the NYSE American for the foreseeable future. In the Deficiency Letter, the NYSE American staff acknowledged that the Company is seeking stockholder approval for the Reverse Stock Split.

The Company intends to closely monitor the price of its Common Stock, including following the currently planned Reverse Stock Split, and continue to consider available options if its Common Stock does not trade at a consistent level likely to result in the Company regaining compliance by April 3, 2023. The Company’s receipt of the Deficiency Letter does not affect the Company’s business operations or its reporting requirements with the SEC.

Item 8.01	Other Events

On October 7, 2022, the Company issued a press release announcing its receipt of the Deficiency Letter. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the impact of the proposed Reverse Stock Split and the Company’s ability to comply with the continued listing requirements of the NYSE American. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this report, are detailed in the Company’s latest Form 10-Q/K filings with the SEC, especially under the heading “Risk Factors,” and in the Proxy Statement, especially under the heading “Proposal Two: The Reverse Stock Split Proposal — Risks Relating to the Reverse Stock Split.” The forward-looking statements in this report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 7, 2022
104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Chief Executive Officer and General Counsel

Dated: October 7, 2022

Exhibit 99.1

NovaBay Pharmaceuticals Receives a NYSE American Notice Regarding Low Share Price

EMERYVILLE, Calif. (October 7, 2022) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) announces that on October 3, 2022 it received a notice from the NYSE American LLC that the Company’s common stock has been selling for a low price per share for a substantial period of time. As a result, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company must effect a reverse stock split of its common stock or otherwise demonstrate sustained price improvement within a reasonable period of time, which the NYSE American has determined to be no later than April 3, 2023, in order to continue its listing on the NYSE American.

The Company intends to take steps to improve its stock price, which include the filing of a definitive proxy statement with the Securities and Exchange Commission (“SEC”) to hold a Special Meeting of Stockholders (the “Special Meeting”) on November 10, 2022 seeking stockholder authorization of a reverse stock split at a ratio of between 1-for-10 and 1-for-35. The notice from the NYSE American has no immediate effect on the listing or trading of the Company’s common stock, and the common stock will continue to trade on the NYSE American.

The Company expects that the reverse stock split, if approved by stockholders at the Special Meeting and effected, will increase the market price of its common stock, which the Company believes will enable it to satisfy the continued listing requirements of the NYSE American for the foreseeable future. In addition, the reverse stock split may improve the marketability and liquidity of its common stock, and appeal to a broader range of investors. Further, due to the number of shares of common stock underlying the securities issued, or to be issued, in connection with two financing transactions entered into on September 9, 2022, the NYSE American rules require the Company to seek stockholder approval prior to the issuance of those underlying shares. The additional capital from these transactions is expected to support implementation of the Company’s growth strategies.

“Like other small publicly traded companies, NovaBay has faced challenging market conditions during 2022, prompting us to seek stockholder approval to effect a reverse stock split and to raise additional capital to fund our business strategy,” said Justin Hall, NovaBay CEO. “That said, we are optimistic about our prospects for continued sales growth. We are building on established brands in the large and growing eyecare, skincare and wound care markets with differentiated products that are scientifically developed and clinically proven. We are executing on a commercial strategy featuring multiple product launches while leveraging new market opportunities and broadening distribution of our current products. Given the timing of implementing our growth initiatives and other anticipated favorable developments, we continue to expect topline growth through 2022 and into 2023.”

The definitive proxy statement was filed with the SEC on September 30, 2022 and is available here. All NovaBay stockholders of record at the close of business on the record date, September 13, 2022, are entitled to vote their shares of Company common stock at the Special Meeting. Every stockholder’s vote is important, regardless of the number of shares held, and the Company requests the prompt submission of votes.

The Special Meeting will be held virtually at 11:00 a.m. Pacific time on Thursday, November 10, 2022. Stockholders as of the record date are invited to attend the Special Meeting at www.virtualshareholdermeeting.com/NBY2022SM. Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are posted at https://east.virtualshareholdermeeting.com/vsm/web?pvskey=NBY2022SM.

If stockholders have questions or need assistance with voting their shares, please call Alliance Advisors, LLC, the Company’s proxy solicitor, at 855-643-7304.

About NovaBay Pharmaceuticals, Inc.:

NovaBay Pharmaceuticals, Inc. is a pharmaceutical company that develops and sells scientifically created and clinically proven eyecare and skincare products. Avenova® is the most prescribed antimicrobial lid and lash spray and DERMAdoctor® is a premium skincare brand offering more than 30 dermatologist-developed skincare products sold through traditional domestic retailers, digital beauty channels and international distributors.

NovaBay Pharmaceuticals Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our business strategies and prospects, expected future financial results (including our ability to continue as a going concern), the impact of the proposed reverse stock split, and the Company’s ability to regain compliance with the continued listing requirements of the NYSE American. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings with the SEC, especially under the heading “Risk Factors,” and in the definitive proxy statement filed by NovaBay with the SEC, especially under the heading “Proposal Two: The Reverse Stock Split Proposal — Risks Relating to the Reverse Stock Split.” The forward-looking statements in this press release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information About the Special Meeting

As referenced above, certain stockholder matters, including the reverse stock split, will be voted upon (the “Stockholder Matters”) at the Special Meeting and the Company has filed a definitive proxy statement with the SEC on September 30, 2022. This press release does not contain all the information that should be considered concerning the Stockholder Matters, and is not intended to form the basis of any voting decision, investment decision or any other decision in respect of the Stockholder Matters. THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE STRONGLY URGED ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS THERETO AND OTHER DOCUMENTS OR DEFINITIVE PROXY MATERIALS FILED WITH THE SEC IN CONNECTION WITH THE STOCKHOLDER MATTERS BEFORE MAKING ANY VOTING DECISION, AS THESE DOCUMENTS AND MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THESE STOCKHOLDER MATTERS. Stockholders will be able to obtain copies of the definitive proxy statement and other documents and definitive proxy materials filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, CA 94608, attention: Corporate Secretary.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

DERMAdoctor Purchasing Information

For DERMAdoctor purchasing information:

Please call 877-337-6237 or email service@dermadoctor.com

DERMAdoctor.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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